AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of November 16, 2007 by and among Genesis Energy, L.P., a Delaware limited partnership (the “Partnership”), Davison Petroleum Products, L.L.C., a Louisiana limited liability company, Davison Transport, Inc., a Louisiana corporation, Transport Company, an Arkansas corporation, Davison Terminal Service, Inc., a Louisiana corporation, and Sunshine Oil and Storage, Inc., a Louisiana corporation (each a “Unitholder” and collectively the “Unitholders”). The Partnership and the Unitholders are, collectively, the “Parties”. Any capitalized term used, but not defined, in this Amendment shall have the meaning given such term in the Agreement (defined below).

INTRODUCTION

A. The Parties entered into the Registration Rights Agreement dated as of July 25, 2007, (as in effect immediately prior to the date of this Amendment, the “Agreement”).

B. The Parties desire to amend the Agreement as set forth in this Amendment.

In consideration of the premises, the representations and warranties, and the mutual promises made in this Amendment and the Agreement, the Parties agree as follows:

1.
Amendment. Section 2(a) of the Agreement is hereby amended by restating the first sentence thereof as follows: “Within 135 days after the Closing Date, the Partnership shall file with the Commission a Shelf Registration Statement providing for the resale of Registrable Securities.”.

2.  Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

3.
Amendments. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the Parties.

4.
Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. All signatures need not be on one counterpart.

5.	Governing Law. This Amendment will be governed by and construed in accordance with the law of the State of Delaware (without reference to choice of law doctrine).

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

UNITHOLDERS:

DAVISON PETROLEUM PRODUCTS, L.L.C.

                                By: ____Steven K. Davison________
                                   Name: Steven K. Davison
                                   Title:  Manager

                                DAVISON TRANSPORT, INC.

                                By: _____James E. Davison, Jr._____
                                Name: James E. Davison, Jr.
                                Title:  President

TRANSPORT COMPANY

                                    By: ____Steven K. Davison________
                                    Name: Steven K. Davison
                                    Title:  President

                                    DAVISON TERMINAL SERVICE, INC.

By: _____James E. Davison, Jr._____
                                    Name: James E. Davison, Jr.
                                    Title:  President

SUNSHINE OIL AND STORAGE, INC.

                                   By: _______James E. Davison______
                                    Name: James E. Davison
                                    Title:  President

                          PARTNERSHIP:

                                  Genesis Energy, L.P.
      By: Genesis Energy, Inc., its sole general partner

                            By: ____Ross A. Benavides________
                            Name: Ross A. Benavides
                            Title: Chief Financial Officer